UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
_____________________

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2011

WYNN RESORTS, LIMITED
(Exact name of registrant as specified in its charter)

Nevada	000-50028	46-0484987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3131 Las Vegas Boulevard South Las Vegas, Nevada	89109
(Address of principal executive offices of each registrant)	(Zip Code)

(702) 770-7555
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 17, 2011, Wynn Resorts, Limited (“WRL”) held its Annual Meeting of Stockholders.  The following matters were presented at the meeting and received the votes indicated:

Proposal No. 1 – Election of Directors (Class III)

To elect the following four Class III directors, each to serve until the 2014 Annual Meeting of Stockholders and until his successor is elected and qualified, or until such director’s earlier death, resignation or removal:

Director	Votes For	Votes Withheld	Broker Non-Votes
Russell Goldsmith	100,241,441	4,358,619	5,946,265
Robert J. Miller	102,812,732	1,787,328	5,946,265
Kazuo Okada	79,086,243	25,513,817	5,946,265
Allan Zeman	100,287,318	4,312,742	5,946,265

The following Class I directors remain in office with their term expiring in 2012 – Linda Chen, John A. Moran, Marc D. Schorr and Elaine P. Wynn.  The following Class II directors remain in office with their term expiring in 2013 – Stephen A. Wynn, Ray R. Irani, Alvin V. Shoemaker and D. Boone Wayson.

Proposal No. 2 – Advisory Resolution on Executive Compensation

To approve an advisory resolution on WRL’s executive compensation as reported in WRL’s proxy statement for the 2011 Annual Meeting of Stockholders:

For	Against	Abstain	Broker Non-Votes
82,884,313	21,517,987	197,759	5,946,266

Proposal No. 3 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

To vote on an advisory basis on whether future advisory votes on executive compensation should occur every year, every two years or every three years:

3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
72,874,903	110,908	30,245,420	717,596	6,597,498

Proposal No. 4 – Amendment to WRL’s 2002 Stock Incentive Plan

To approve an amendment to WRL’s 2002 Stock Incentive Plan (the “2002 Plan”) to remove the provision from section 4(b)(ii) of the 2002 Plan that states “the Administrator shall have no authority to grant an Option or Stock Award to any Employee, Consultant or Director who owns more than five percent of the issued and outstanding Common Stock”:

For	Against	Abstain	Broker Non-Votes
90,156,429	14,415,670	27,958	5,946,268

Proposal No. 5 – Ratification of Appointment of Independent Public Accountants

To ratify the Audit Committee’s selection of Ernst & Young LLP as the independent auditors for WRL and its subsidiaries for 2011:

For	Against	Abstain	Broker Non-Votes
110,476,414	55,142	14,769	0

Proposal No. 6 – was not presented at the meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   May 17, 2011

WYNN RESORTS, LIMITED

By:	/s/ Matt Maddox
Matt Maddox Chief Financial Officer and Treasurer